PROMISSORY NOTE

$2,000,000                                                                                        October 19, 2000

         FOR VALUE RECEIVED,  the undersigned,  Jerry Conrad  ("Borrower"),  hereby promises to pay to the order of
Quentra Networks,  Inc., a Delaware  corporation with its principal offices at 1640 S. Sepulveda  Blvd., Suite 222,
Los Angeles,  CA 90025  ("Payee"),  the  aggregate  principal  amount  of Two  Million  Dollars  ($2,000,000)  (the
"Principal  Amount"),  plus interest thereon to accrue  commencing on the date hereof at an interest rate per annum equal to the prime rate as published  in The Wall Street  Journal as of the date hereof,  which  interest  shall be payable at such time as the principal is due hereunder as set forth below, unless previously paid.

         This Promissory  Note is made pursuant to and is the Promissory  Note referenced in that certain  Personal
Services Agreement dated October __,  2000 between Borrower and Payee (the "Personal Services  Agreement"),  and is
subject to the terms of the  Personal  Services  Agreement.  Concurrent  with the  execution  and  delivery of this
Promissory Note, Marine Aircraft,  a Nevada  corporation,  will be delivering a Pledge and Security  Agreement (the
"Pledge  Agreement")  under which Marine  Aircraft  will pledge  shares of Common Stock (as defined in the Personal
Services Agreement) as security for this Promissory Note.

         Principal  and accrued  interest  shall be due and payable in three (3) equal annual  installments  on the second,  third and fourth  anniversaries of this Promissory Note.  Notwithstanding  the foregoing,  under the terms of the Personal  Services  Agreement,  if Borrower is  terminated  for "Cause" or if Borrower  effects a "Voluntary
Termination"  of his employment  with Payee (each, a "Termination  Event"),  the entire unpaid balance of principal and interest on this  Promissory Note then  outstanding  shall be forthwith due and payable,  and such  Termination
Event shall constitute a Default (as defined below) hereunder.  Further  notwithstanding the foregoing,  as of each of the second,  third and fourth  anniversaries of this Promissory Note, and concurrent with the payments to become due  hereunder as above set forth,  Payee shall  forgive the  installment  of principal and interest then due under this Promissory Note,  provided there has been no Termination Event as of each such  anniversary.  In the event (a)
Borrower is  terminated  under the  Personal  Services  Agreement  by the Company  without  "Cause,"  (b)  Borrower terminates his employment  under the Personal  Services  Agreement for "Good Cause," (c) Borrower dies prior to the fourth  anniversary  of the date of this  Promissory  Note,  or (d) the closing sales price for the Common Stock on the primary  market for such stock or the Nasdaq  National  Market,  whichever is  applicable,  is equal to or less than $2 (two dollars) for twenty  consecutive  trading days, all of the  outstanding  principal and interest due on this  Promissory Note shall be forgiven as of the date of such event.  "Cause",  "Good Cause",  "Company",  "Common
Stock" and  "Voluntary  Termination"  are used in this  paragraph  with the  meanings  as  defined in the  Personal
Services Agreement.

         Borrower may prepay any amount due under this  Promissory  Note,  in whole or in part, at any time without penalty.  Payments  received  for  application  to this  Promissory  Note shall be applied  first to the payment of accrued interest, if any, and the balance applied in reduction of the principal amount hereof.

         A default  shall occur under this  Promissory  Note in the event that (i) Borrower  shall fail to make any payment in respect of  principal  or  interest on this  Promissory  Note as the same shall  become due,  whether by acceleration  or  otherwise,  which  failure  shall  continue  for a period of 5 days;  (ii)  Borrower  shall:  (A)
commence a voluntary  case under Title 11 of the United  States Code as from time to time in effect,  or  authorize the  commencement  of such a voluntary case; (B) have filed against him a petition  commencing an involuntary  case under said Title 11 which  shall not have been  dismissed  within 30 days after the date on which such  petition is filed;  (C) seek  relief as a debtor  under any  applicable  law,  other  than said  Title 11, of any  jurisdiction relating to the  liquidation or  reorganization  of debtors or to the  modification  or alteration of the rights of creditors,  or  consent  to or  acquiesce  in such  relief;  (D) have  entered  against  him an order by a court of competent  jurisdiction  (1) finding him to be bankrupt or insolvent,  (2) ordering or approving  his  liquidation, reorganization  or any  modification or alteration of the rights of his creditors,  or (3) assuming  custody of, or appointing a receiver or other custodian for all or a substantial  part of his property;  or (E) make an assignment for the benefit of, or enter into a composition  with, his creditors,  or appoint or consent to the  appointment of a receiver or other custodian for all or a substantial part of his property;  (iii) a Termination  Event shall have occurred,  or (iv) a breach by Marine of the Pledge  Agreement  shall have  occurred  (collectively  a  "Default").
Upon Default,  all of the unpaid  balance of the principal and interest on this  Promissory  Note then  outstanding shall be forthwith  due and payable,  and  thereupon  such unpaid  balance or part thereof  shall become so due and payable without  presentation,  protest or demand or notice of any kind, all of which are hereby expressly  waived, and the Payee may  proceed to  enforce  payment of such  balance  or part  thereof in such  manner as the Payee may elect.  Further upon  Default,  the balance of principal  and  interest due under this  Promissory  Note shall bear interest  at a rate  equal to the  lesser of (i)  eighteen  (18%)  percent  or (ii) the  highest  rate  allowed  by applicable law from the date of such Default until the date that Borrower makes full payment hereunder.

         Payee shall be entitled to collect all  reasonable  costs and expenses of  collection of amounts due under this  Promissory  Note. In the event this  Promissory Note is placed in the hands of any attorney for collection or is  collected  through any legal  proceedings,  Borrower  promises to pay (in  addition to costs and  disbursements otherwise  allowed),  to the extent  permitted by law,  reasonable  attorneys' fees and legal costs (whether or not suit is commenced  and whether or not incurred in connection  with appeal of a lower court  judgment or order or in collecting any judgment entered therein).  This obligation shall survive payment of this Promissory Note.

         Any notice or other  communication  required or permitted  under this  Promissory Note shall be in writing and shall be deemed to have been duly given if delivered by hand, overnight delivery,  or mailed,  postage prepaid, by certified or registered  mail,  return receipt  requested,  and addressed to Borrower at his address given below and to Payee at its address  given  above.  Borrower  and Payee shall be obligated to notify the other party of any change in  address.  Notice of  change  of  address  shall be  effective  only  when made in  accordance  with this paragraph.

         BORROWER  HEREBY  CONSENTS TO THE PERSONAL  JURISDICTION  OF THE STATE AND FEDERAL  COURTS OF THE STATE OF
CALIFORNIA.  BORROWER  HEREBY  IRREVOCABLY  WAIVES,  TO THE FULLEST  EXTENT  PERMITTED BY LAW, ANY AND ALL RIGHT TO
TRIAL BY JURY IN ANY LEGAL  PROCEEDING  ARISING OUT OF OR RELATING TO THIS  PROMISSORY  NOTE,  OR THE  TRANSACTIONS
CONTEMPLATED THEREBY.

         The  rights or  remedies  of Payee as  provided  in this  Promissory  Note,  as well as any  other  remedy provided at law or in equity,  shall be  cumulative  and  concurrent  and may be pursued  singly,  successively  or together against Borrower.

         Borrower,  for itself and its successors and assigns,  hereby: (a) waives  presentment,  demand,  protest, notice of protest,  notice of dishonor and all other notices and demands  whatever;  and (b) consents to extensions of time for payment, and acceptance of late or partial payments before, at or after maturity.

         No failure on the part of the Payee to  exercise  any right or remedy  under  this  Promissory  Note shall constitute  a waiver of such right or remedy,  and no waiver of any past  default  shall  constitute  waiver of any future  default or of any other  default.  No  indulgence  granted  from time to time,  shall be  construed to be a waiver of the right to insist upon prompt payment  thereafter  retroactively or  prospectively,  or shall be deemed to be a novation of this Promissory Note or as a reinstatement  of the debt evidenced  hereby or as a waiver of any other right,  or be  construed so as to preclude the exercise of any right that the Payee may have,  whether by the laws of the jurisdiction  governing this Promissory Note, by agreement,  or otherwise;  and the Borrower  expressly waives  the  benefit  of any  statute  or rule of law or equity  which  would  produce a result  contrary  to or in conflict  with the  foregoing.  The  acceptance  by the Payee of any  payment  that is in an  amount  less than the amount that is due shall not constitute an accord and satisfaction.

         If any provision of this  Promissory  Note (or any part of any  provision) is held by a court of competent
jurisdiction  to  be  invalid,   illegal  or  unenforceable  in  any  respect,   such  invalidity,   illegality  or
unenforceability  shall not affect any other  provision  (or  remaining  part of the  affected  provision)  of this
Promissory  Note;  but this  Promissory  Note shall be  construed  as if such  invalid,  illegal  or  unenforceable provision (or part thereof) had not been contained in this  Promissory  Note, but only to the extent it is invalid, illegal or unenforceable.

         Time is of the  essence  of this  Promissory  Note  and of  each  and  every  obligation  of the  Borrower hereunder.

         This  Promissory  Note may not be amended  orally,  but only by an amendment in writing signed by Borrower and Payee.

         THIS  PROMISSORY  NOTE MAY BE ASSIGNED,  PLEDGED OR OTHERWISE  TRANSFERRED BY PAYEE WITHOUT THE CONSENT OF
BORROWER.  Reference in this  Promissory  Note to "Payee" shall mean the original  Payee  hereunder so long as such
Payee  shall be holder of this  Promissory  Note and  thereafter  shall mean any  assignee  of Payee or  subsequent holder of this  Promissory  Note.  This  Promissory  Note shall be binding  upon  Borrower and its  successors  and assigns and shall inure to the benefit of Payee.

         This  Promissory  Note shall be  governed  in all  respects  in  accordance  with the laws of the State of
California.

                                                     BORROWER:

                                                     /s/ Jerry Conrad
                                                     --------------------------
                                                     Jerry Conrad, Individually

Borrower's Address:        ------------------------

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